[HAWAIIAN AIRLINES LOGO]                                                    NEWS
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FOR IMMEDIATE RELEASE                            Contact: Keoni Wagner
Thursday, September 16, 2004                              (808) 838-6778
                                                          wagner@HawaiianAir.com

               HAWAIIAN AIRLINES, BOEING REACH AGREEMENT ON LEASES
                 "AN IMPORTANT STEP TOWARD EXIT FROM BANKRUPTCY"

     HONOLULU - Hawaiian Airlines Trustee Joshua Gotbaum announced today that the airline and Boeing Capital Corporation have reached agreement on new lease terms under which Hawaiian will continue to operate all the Boeing-owned aircraft in its fleet. Hawaiian and Boeing have also reached an agreement, negotiated jointly with RC Aviation, LLC, a significant investor in Hawaiian's parent company, Hawaiian Holdings, Inc. (AMEX & PCX: HA) ("Holdings"),
concerning Boeing's claims in the bankruptcy.

     The agreements must be filed with and approved by the bankruptcy court.
Gotbaum will request a court decision by September 30th. If the court approves the agreements, Boeing has agreed separately to sell its claim to RC Aviation, which then plans to vote the claim in favor of the plan of reorganization it has jointly proposed with Holdings, Hawaiian's Official Committee of Unsecured
Creditors, and the Trustee.

     "This agreement is good for both Hawaiian Airlines and Boeing. It means we have the aircraft we need at lease rates we can afford," Gotbaum said. "It's another important step toward Hawaiian's successful exit from bankruptcy."

     "We reviewed a number of plans to reorganize Hawaiian Airlines and found the plan proposed by RC Aviation and the Trustee to be a comprehensive financial solution that strikes a good balance among the interests of Hawaiian Airlines,
Boeing Capital and all other stakeholders," said Scott Scherer, Boeing Capital's
VP and General Manager - Aircraft Financial Services. "We look forward to
Hawaiian's prompt emergence from bankruptcy and to continuing our long and valued relationship with the airline."

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Hawaiian Airlines, Boeing Reach Agreement on Leases
Thursday, September 16, 2004

     Lawrence Hershfield, the managing member of RC Aviation and the Chief
Executive Officer of Holdings, said that, "Reaching a mutually beneficial arrangement with Boeing should facilitate a quick emergence from Chapter 11 and enhance the long term relationship between Hawaiian and Boeing."

     Hawaiian currently leases 11 Boeing 717-200 aircraft for interisland flights and three Boeing 767-300ER aircraft for transpacific service from Boeing
Capital.

     Hawaiian previously received court approval to assume renegotiated lease agreements for the other aircraft in its fleet with Ansett Worldwide Aviation
Services, which owns seven Boeing 767-300ER aircraft operated by Hawaiian, and with International Lease Finance Corp., which owns four 767-300ER aircraft operated by Hawaiian.

     The Trustee and Holdings filed an amended Joint Plan and disclosure statement on September 9, 2004. The hearing on approval of that disclosure statement will be conducted before the Bankruptcy Court on October 5, 2004. They anticipate further amendments of the plan and disclosure statement to reflect the terms of the agreement with Boeing.

ABOUT HAWAIIAN AIRLINES

     Hawaiian Airlines, the nation's number one on-time carrier, is recognized as one of the best airlines in America. Business travelers recently surveyed by
Conde Nast Traveler rated Hawaiian Airlines as having the best in-flight service and meals of any U.S. carrier. In addition, Hawaiian is ranked as the nation's fifth best airline overall by Travel + Leisure, ahead of every other carrier flying to Hawaii.

     Celebrating its 75th year of continuous service, Hawaiian Airlines is
Hawaii's biggest and longest-serving airline, and the second largest provider of passenger air service between Hawaii and the mainland U.S. Hawaiian offers nonstop service to Hawaii from more mainland U.S. gateways than any other airline. Hawaiian also provides approximately 117 daily jet flights among the
Hawaiian Islands, as well as service to Australia, American Samoa and Tahiti.

     Hawaiian Airlines, Inc., is a subsidiary of Hawaiian Holdings, Inc. (AMEX and PCX: HA). Since the appointment of a bankruptcy trustee in May 2003,
Hawaiian Holdings has had no involvement in the management of Hawaiian Airlines and has had limited access to information concerning the airline. Additional information is available at HawaiianAir.com.

                                     -more-

Hawaiian Airlines, Boeing Reach Agreement on Leases
Thursday, September 16, 2004

CAUTIONARY STATEMENT

     This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of Hawaiian Airlines, Inc. ("Hawaiian Airlines" or "Hawaiian") with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Hawaiian Holdings, Inc. ("Holdings") and Hawaiian Airlines that may cause the actual results of Holdings and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:
the ability of Holdings and Hawaiian Airlines to continue as a going concern;
the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of
Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of Holdings and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute its business plan; the ability of Holdings and Hawaiian
Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs;
competitive pressures on pricing (particularly from lower-cost competitors);
weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in Holdings' reports to the U.S. Securities and Exchange
Commission.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of Holdings. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airlines' equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airlines' equity and, therefore, in Holdings'
equity. In addition, other factors may also affect the liquidity and value of
Holdings' securities. Such factors include: uncertainty as to whether, or for how long Holdings' securities will continue to be listed or traded on Amex, and the uncertainty whether, should Holdings' securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found.
Accordingly, Holdings urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

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